AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 9, 2001
REG. NO. 333-


================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------
                                    FORM S-1
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                 ---------------
                          AT&T WIRELESS SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                          4812                        91-1379052
 (STATE OR OTHER JURISDICTION OF    (PRIMARY STANDARD INDUSTRIAL     (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)     CLASSIFICATION CODE NUMBER)   IDENTIFICATION NUMBER)


                          7277 164TH AVENUE NE, BUILDING 1
                            REDMOND, WASHINGTON 98052
                                 (425) 580-6000

(ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                    REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)




                                 ---------------
                                GREGORY P. LANDIS
                SENIOR VICE PRESIDENT -- LAW AND GENERAL COUNSEL
                          AT&T WIRELESS SERVICES, INC.
                        7277 164TH AVENUE NE, BUILDING 1
                            REDMOND, WASHINGTON 98052
                                 (425) 580-6000
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                              OF AGENT FOR SERVICE)
                                 ---------------
                                   COPIES TO:


           MARILYN J. WASSER                      STEVEN A. ROSENBLUM
   VICE PRESIDENT - LAW AND SECRETARY        WACHTELL, LIPTON, ROSEN & KATZ
              AT&T CORP.                          51 WEST 52ND STREET
        295 NORTH MAPLE AVENUE                NEW YORK, NEW YORK 10019
   BASKING RIDGE, NEW JERSEY 07920                 (212) 403-1000
           (908) 221-2000
                                 ---------------
                  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC:
As soon as practicable after this registration statement becomes effective.

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [x]333-60472

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]

                                        ---------------

                                CALCULATION OF REGISTRATION FEE

  ===========================================================================================================
  ======================================== = ================================== = ===========================
                                                    PROPOSED AGGREGATE
            TITLE OF EACH CLASS                           MAXIMUM                         AGGREGATE
      OF SECURITIES TO BE REGISTERED                 OFFERING PRICE(1)                 REGISTRATION FEE
  ---------------------------------------- - ---------------------------------- - ---------------------------
  ---------------------------------------- - ---------------------------------- - ---------------------------
 Common stock, par                                    $110,645,300                        $27,662
    value $0.01 per share(2)...........
  ======================================== = ================================== = ===========================
  ---------------------------------------- - ---------------------------------- - ---------------------------
  Preferred stock purchase rights (3)
  ======================================== = ================================== = ===========================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.
(2) The $110,645,300 of Common Stock being registered in this Registration Statement is in addition to the $1,500,000,000 of Common Stock registered pursuant to Registrant's Registration Statement on Form S-1 (File No. 333-60472).
(3) One preferred stock purchase right will be issued with and initially trade together with each share of Common Stock.

                                 ---------------

                                EXPLANATORY NOTE

         This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-1 (File No. 333-60472) filed by AT&T Wireless Services, Inc. (the "Company") with the Securities and Exchange Commission (the "Commission"), which was declared effective by the Commission on July 6, 2001, and including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated therein, is incorporated by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Redmond, State of Washington, on July 6, 2001.

                                                  AT&T WIRELESS SERVICES, INC.



                                           By:  /S/ JOHN D. ZEGLIS
                                               ---------------------------------

                                           Name:  John D. Zeglis
                                           Title: Chairman, President and Chief
                                                 Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on July 6, 2001.


          SIGNATURE                                               TITLE
          ---------                                               -----


       /S/ JOHN D. ZEGLIS                 Chairman of the Board and
--------------------------------------    Chief Executive Officer and President
         John D. Zeglis                   (Principal Executive Officer)


                *
--------------------------------------     Executive Vice President and
      JOSPEPH McCABE Jr.                   Chief Financial Officer
                                           (Principal Financial and Accounting
                                                       Officer)



*By:  /S/ JOHN D. ZEGLIS
     --------------------------------------
        John D. Zeglis
      (ATTORNEY-IN-FACT)

                                  EXHIBIT INDEX

EXHIBIT NO.                          DESCRIPTION
-----------                          -----------

5.1     Opinion as to the legality of the securities being registered.
23.1    Consent of PricewaterhouseCoopers LLP.
23.2 Consent of counsel (included in opinion of counsel filed as Exhibit 5.1).
99.1 Power of attorney executed by the officers and director of the Registrant who signed this Registration Statement (included on the signature page of, and Exhibit 24.1 to, Registration Statement on Form S-1 (File No. 333-60472), filed May 8, 2001, and incorporated herein by reference).